UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20579

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 28, 2022
(Date of earliest event reported)

LITTELFUSE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20388	36-3795742
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8755 W. Higgins Road, Suite 500, Chicago, IL 60631
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 628-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	LFUS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 28, 2022, the Company held its 2022 Annual Meeting of Stockholders. A quorum was present at the meeting as required by the Company's Bylaws. The results of voting for each matter submitted to a vote of stockholders at the meeting are as follows.

Proposal 1: Election of Directors

The nine director nominees were elected to serve as directors until the 2023 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, by the votes set forth below.

Name	For	Against	Abstain	Broker Non-Votes
Kristina A. Cerniglia	22,235,067	151,712	16,816	868,576
Tzau-Jin Chung	20,384,655	2,000,281	18,659	868,576
Cary T. Fu	22,242,100	144,675	16,820	868,576
Maria C. Green	21,057,470	1,329,705	16,420	868,576
Anthony Grillo	20,862,300	1,477,581	63,714	868,576
David W. Heinzmann	21,944,035	442,981	16,579	868,576
Gordon Hunter	21,818,084	567,373	18,138	868,576
William P. Noglows	21,100,086	1,284,985	18,524	868,576
Nathan Zommer	21,228,465	1,163,835	11,295	868,576

Proposal 2: Advisory Vote on Compensation of Named Executive Officers

The stockholders approved, on an advisory, non-binding basis, the compensation of our named executive officers, by the votes set forth below.

For	Against	Abstain	Broker Non-Votes
20,852,448	1,532,119	19,028	868,576

Proposal 3: Approval and Ratification of the Appointment of Grant Thornton LLP as the Company's Independent Auditors

The appointment of Grant Thornton LLP as the Company's independent auditors for the 2022 fiscal year ending December 31, 2022 was approved and ratified, by the votes set forth below.

For	Against	Abstain
23,051,195	205,009	15,967

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Littelfuse, Inc.

Date: April 29, 2022	By: /s/ Ryan K. Stafford
Ryan K. Stafford Executive Vice President, Mergers and Acquisitions, Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

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